UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

April 27, 2010

Date of Report (Date of earliest event reported)

VIST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-14555	23-2354007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

1240 Broadcasting Road, Wyomissing, Pennsylvania	19610
(Address of principal executive offices)	(Zip Code)

(610) 208-0966

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01            Regulation FD Disclosure

On April 27, 2010, the shareholders of VIST Financial Corp. will hold their 2010 annual meeting of shareholders. At that meeting, certain executive officers of VIST will make a presentation to shareholders.  A copy of the presentation materials, dated April 27, 2010, is attached hereto as Exhibit 99.1.  No part of this Report shall be deemed incorporated by reference into any filing, including without limitation any registration statement filed under the Securities Act of 1933.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits:

99.1                           Copy of Annual Meeting Presentation Materials, dated April 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIST FINANCIAL CORP.

Dated: April 27, 2010

	By:	/s/ Edward C. Barrett
Edward C. Barrett
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Copy of Annual Meeting Presentation Materials, dated April 27, 2010